Exhibit 10.161

FOURTH AMENDMENT TO CONTRACT OF SALE

This FOURTH AMENDMENT TO CONTRACT OF SALE (this “Amendment”) is dated as of the 26th day of September, 2007 by and between WOODFIELD PRESERVE PHASE I LLC, a Delaware limited liability company (“Phase I”), and WOODFIELD PRESERVE PHASE II LLC, a Delaware limited liability company (“Phase II”, together with Phase I, “Seller”), and KBS WOODFIELD PRESERVE, LLC, a Delaware limited liability company, (“Purchaser”).

RECITALS:

A. Seller and KBS Capital Advisors LLC (Purchaser’s predecessor-in-interest) have entered into a certain Contract of Sale, dated as of August 27, 2007, as amended by that certain First Amendment To Contract of Sale, dated as of September 21, 2007, as further amended by that certain Second Amendment To Contract of Sale, dated as of September 24, 2007, as further amended by that certain Third Amendment To Contract of Sale, dated as of September 25, 2007 (collectively, the “Agreement”).

B. Seller and Purchaser desire to make certain modifications to the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The first sentence of Section 2 of the Agreement is deleted in its entirety and replaced with the following sentence:

“The purchase price (the “Purchase Price”) for the Property shall be $135,800,000, which shall be allocated between the parcels as follows: (a) $67,900,000, with respect to 10 North Martingale Road, Schaumburg, Illinois and (b) $67,900,000, with respect to 20 North Martingale Road, Schaumburg, Illinois.”

2. The words “dated not earlier than 60 days” contained in Section 4.3(a) of the Agreement are deleted and replaced with the words “dated not earlier than 76 days”.

3. Clause (z) in the first paragraph of Section 4.4 of the Agreement is deleted in its entirety and replaced with the following clause:

“(z) an indemnity agreement executed by Seller and Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A. (“Seller’s Parent”), whereby Seller and Seller’s Parent agree to jointly and severally indemnify, protect, and hold Purchaser (or any permitted assignee of Purchaser hereunder) harmless against and from any and all actual liabilities, penalties, or late charges which may be imposed upon or incurred by Purchaser as a result of Seller’s failure to pay any taxes required by the Acts in connection with sale of the Property.”

4. The third sentence of Section 5 of the Agreement is deleted in its entirety and replaced with the following sentence:

“Notwithstanding the foregoing, Purchaser may postpone the Closing for up to thirty-one (31) days after the Scheduled Closing Date (but in no event past November 12, 2007, which shall become the new Scheduled Closing Date), provided that by no later than October 5, 2007, (i) Purchaser deposits an additional $1,000,000 with the Escrowee as provided in Section 3.2, and (ii) Seller receives Purchaser’s written notice of its election to exercise this option.”

5. The number “$378,769” contained in Section 5.4.8 of the Agreement is hereby deleted and replaced with the number “$399,713.”

6. The following sentence is added to the end of Section 5.4.8 of the Agreement: “In addition, Purchaser shall be given a credit for certain shortfalls in parking net operating income in an amount equal to $208,750.”

7. Except to the extent expressly provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

8. This Amendment may be executed in counterparts and all such counterparts when taken together shall constitute one and the same instrument. Any counterpart copy of this Amendment that is delivered by facsimile to any other party shall be deemed delivered by such sending party upon receipt thereby of a transmission report indicating that such counterpart has been received by the other party.

[The Remainder Of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

SELLER

WOODFIELD PRESERVE PHASE I LLC, a Delaware limited liability company

By:	Woodfield Preserve LLC, a Delaware limited liability company, its sole member

By:	Woodfield Preserve Realty Company LLC, a Delaware limited liability company, its sole member

By:	Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A., its sole member

By:	JPMorgan Chase Bank, N.A., as Trustee

By:	/s/ Authorized Signatory
Name:
Title:

[Signatures Continue on Following Page]

WOODFIELD PRESERVE PHASE II LLC, a Delaware limited liability company

By:	Woodfield Preserve LLC, a Delaware limited liability company, its sole member

By:	Woodfield Preserve Realty Company LLC, a Delaware limited liability company, its sole member

By:	Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A., its sole member

By:	JPMorgan Chase Bank, N.A., as Trustee

By:	/s/ Authorized Signatory
Name:
Title:

[Signatures Continue on Following Page]

PURCHASER:

KBS WOODFIELD PRESERVE, LLC, a Delaware limited liability company

By:	KBS REIT ACQUISITION XXX, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, its general partner

				By:	/s/ Authorized Signatory
Name:
Title:

[Signatures Continue on Following Page]

SELLER PARENT:

COMMINGLED PENSION TRUST FUND (STRATEGIC PROPERTY) OF JPMORGAN CHASE BANK, N.A. has executed this Amendment as of the day and year first above written in order to establish and confirm its agreement to indemnify Purchaser as set forth in Section 4.4 of the Agreement.

COMMINGLED PENSION TRUST FUND (STRATEGIC PROPERTY) OF JPMORGAN CHASE BANK, N.A.

By:	JPMorgan Chase Bank, N.A., as Trustee

By:	/s/ Authorized Signatory
Name:
Title: